UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2021

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36405 (Commission File Number)	46-3769850 (IRS Employer Identification No.)

4600 S. Syracuse Street, Suite 1450 Denver, Colorado (Address of principal executive offices)	80237 (Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FPI	New York Stock Exchange
6.00% Series B Participating Preferred Stock	FPI.PRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2021, the Board of Directors (the “Board”) of Farmland Partners Inc. (the “Company”) increased the size of the Board from five directors to six directors and appointed Toby O’Rourke as an independent director, effective immediately, to fill the vacancy created by the increase in the number of directors. Ms. O’Rourke will serve until the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”) or until her successor is duly elected and qualifies.

The Board affirmatively determined that Ms. O’Rourke is an independent director within the meaning of the New York Stock Exchange listing standards. Ms. O’Rourke has not been named to any Board committees at this time.

Ms. O’Rourke has served as the President and Chief Executive Officer of KOA, Inc. (“KOA”), a franchisor campground operator, since March 2019. Ms. O’Rourke served as the President of KOA from March 2018 to March 2019 and the Chief Operations Officer of KOA from January 2016 to March 2018. Ms. O’Rourke holds an undergraduate degree from University of Notre Dame and a Masters of Business Administration from Northwestern University’s Kellogg School of Management.

Ms. O’Rourke’s compensation as a director will be consistent with the compensation policies applicable to the Company’s other non-employee directors. The Company has entered into an indemnification agreement with Ms. O’Rourke in connection with her appointment to the Board, which is in substantially the same form as that entered into with the executive officers and other directors of the Company. Neither Ms. O’Rourke nor any member of her immediate family has or had a direct or indirect interest in any transaction in which the Company or any of its subsidiaries is or was a participant that would be required to be disclosed under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

Dated: February 18, 2021	By:	/s/ Luca Fabbri
Luca Fabbri
Chief Financial Officer and Treasurer